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                                                                   EXHIBIT 10.16

                                  RULES OF THE


                                  APBIOTECH INC


                       SAVINGS RELATED SHARE OPTION SCHEME









                                    New Bridge Street Consultants
                                    20 Little Britain
                                    London  EC1A  7DH
                                    Inland Revenue Reference: SRS 2530/ELW
                                    Date adopted: February 16, 2001
                                    Ref: N\1021\ARUNDEL\SRSOS JUN2000 v5



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                                    CONTENTS


                                                                          PAGE

1.   DEFINITIONS.............................................................1


2.   OFFERS OF OPTIONS.......................................................4


3.   OFFER AND APPLICATION...................................................4


4.   GRANT OF OPTIONS........................................................5


5.   LIMITATIONS.............................................................6


6.   EXERCISE OF OPTIONS.....................................................6


7.   RIGHTS OF EXERCISE AND LAPSE OF OPTIONS.................................7


8.   EXERCISE OF OPTIONS.....................................................9


9.   VARIATIONS.............................................................11


10.  ADMINISTRATION.........................................................12


11.  GENERAL................................................................12


12.  ALTERATIONS TO THIS SCHEME.............................................12


13.  GOVERNING LAW..........................................................13







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1.      DEFINITIONS

1.1 In this Scheme, except where inconsistent with the subject or context, words or expressions defined in or bearing a specific meaning for the purposes of Schedule 9 of the Taxes Act (or any statutory modification or re-enactment thereof - the "Statutory Provisions") or a relevant provision thereof shall bear the same meaning; and the words and expressions set out below shall bear the following respective meanings, namely:

        ACQUIRING COMPANY:   Any company which obtains control or becomes bound
                             or entitled to acquire Shares in accordance with Rule 7.7;

        APPLICATION DATE:    In relation to any Offer, the date specified by
                             the Directors as the last day for receipt of applications which shall be no less than 14 days and no more than 21 days;

        AUDITORS:            The auditors for the time being of the Company;

        COMPANY: APBiotech Inc or in the event of another company gaining control of APBiotech Inc, and only in relation to new rights granted in accordance with Rule 7.7, the acquiring company (but so as not to extend to the term the "Company" included in the definitions of the "Group" or "Subsidiary");

        DIRECTORS:           The Board of Directors of the Company or a duly
                             authorised committee thereof;

        EMPLOYEE:            An employee (including a director holding a
                             salaried employment or office) of any member of the Group;

        GROUP: The Company and any Subsidiary for the time being designated by the Directors as a member of the Group for the purposes of this Scheme or, where the context permits, any one or more of them;

        MARKET VALUE:        The market value (within the meaning of Part VIII
                             of the Taxation of Chargeable Gains Act 1992) of shares of that class, as agreed in advance for the purposes of this Scheme with the Shares Valuation
                             Division of the Inland Revenue;

        NEW OPTION:          An option granted pursuant to Rule 7.7;

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        OFFER:                A general invitation to Qualifying Employees to
                              apply for an Option;

        OFFER DATE:           The date on which an Offer is made;

        OLD OPTION:           Option released pursuant to Rule 7.8;

        OPTION: A right to acquire Shares granted to a Qualifying Employee in pursuance of this Scheme and for the time being subsisting;

        OPTION EXERCISE DATE: The date when an Option is effectively exercised upon compliance with the provisions of Rule 8.1;

        OPTION HOLDER:        A person holding an Option or, where the context
                              requires or permits, his legal personal
                              representatives (but not his trustee in
                              bankruptcy);

        OPTION PRICE:         In relation to any Option:

                              (i) as at the Offer Date, such price per Share as may have been determined by the Directors being an amount not less than whichever shall be the greater of the Market Value minus the lesser of:

                                   (a) the discount allowable under the
                                       applicable legislation; and

                                   (b) 20 per cent, thereof and, if the
                                       Shares are to be subscribed, the nominal amount of an Share; and

                              (ii) as at any other date, such price as adjusted
                                   pursuant to this Scheme;

        ORIGINAL SHAREHOLDER: means Nycomed  Amersham plc (or a subsidiary  of
                              Nycomed Amersham plc) or Pharmacia Corp (or any subsidiary of Pharmacia Corp);

        QUALIFYING EMPLOYEE:  As at such date as the Directors  may  prescribe
                              (being as near as conveniently practicable to the related Offer Date), any Employee who either:

                              (i)  (a)  is chargeable to tax in respect of his
                                        office or employment under

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                                        Case 1 of Schedule E of the Taxes Act;
                                        and

                                   (b)  has such qualifying period (if any) of
                                        continuous employment (being a period
                                        commencing not earlier than five years
                                        prior to the Date of Grant) as the
                                        Directors may determine; or

                              (ii) is nominated by the Directors as a
                                   Qualifying Employee.

        RELATED SAVINGS CONTRACT:  In relation to any Option, a Savings Contract in respect whereof a duly signed proposal is delivered to the Company in accordance with Rule 3.2.2;

        RELEVANT ANNIVERSARY:      The date on which any bonus becomes payable
                                   under the terms of a Related Savings
                                   Contract;

        RELEVANT EVENT:            Any variation in the share capital of the
                                   Company arising from any reduction of capital or subdivision or consolidation of capital or issue of shares by way of capitalisation of profits or reserves or by way of rights;

        REPAYMENT AMOUNT:          In relation to any Option Holder, that part
                                   of the amount payable to him upon the
                                   termination of a Related Savings Contract as is equal to the aggregate amount of all contributions made by him thereunder (and so that there shall be disregarded any contributions whose due date would have fallen more than one month after such termination) and any bonus, maximum bonus or payment of interest received;

        SAVINGS CONTRACT:          A contract under a certified contractual
                                   savings scheme approved by the Board of
                                   Inland Revenue for the purposes of the
                                   Statutory Provisions and within the meaning of S326 of the Taxes Act;

        SCHEME: This scheme in its present form or as from time to time altered in accordance with the provisions hereof;

        SHARES: Shares in the Company's common stock, US$ 0.01- par value which satisfy the conditions

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                                   specified in Paragraphs 10 to 14 (inclusive)
                                   of Schedule 9 of the Taxes Act;

        SPECIFIED AGE:             Age 65;

        SUBSIDIARY:                Any company which is for the time being under
                                   the control of the Company;

        TAXES ACT:                 The Income and Corporation Taxes Act 1988.

        TRUSTEES:                  The trustee or trustees for the time being of
                                   any employee benefit trust established for the benefit of beneficiaries including all or substantially all of the Employees, including a qualifying employee share ownership trust within the meaning of the Finance Act 1989, which has confirmed to the Company that it will comply with the Scheme.

2.      OFFERS OF OPTIONS.

2.1 Subject to the restrictions hereinafter contained, the Directors may from time to time make an Offer to all Qualifying Employees. Each Offer may be limited to such maximum number of Shares over which Options may be granted as shall be specified by the Directors.

2.2 An offer shall only be made at such times as may be permitted by applicable securities laws and no offer shall be made until approval of the Scheme by the Board of the Inland Revenue pursuant to Schedule 9 of the Taxes Act.

3.      OFFER AND APPLICATION.

3.1 The directors may make an Offer by whatever means (whether by notice, advertisement, circular or otherwise and whether addressed to Qualifying Employees generally or individually) they think fit. Each Offer shall constitute an invitation to each Qualifying Employee to apply on or before the related Application Date for the grant of an Option over such number of Shares as may be appropriate pursuant to the provisions of Rule 4.

3.2     Each application for an Option must:

        3.2.1 be made on the prescribed application form in accordance with any related instructions

        3.2.2 be accompanied by a duly signed proposal for a Savings Contract which will oblige the Qualifying Employee concerned to make monthly contributions of an aggregate amount of not more than that specified in the related Offer;.

        3.2.3 be accompanied by an authority for the contributions to be payable thereunder to be deducted from his remuneration;

        3.2.4 specify whether the Repayment Amount is to include the bonus under the Related Savings Contract

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4.      GRANT OF OPTIONS.

4.1 As soon as practicable after each Application Date (but not later than 30 days or, in the event of the Company having to scale down applications pursuant to Rule 4.2, 42 days after the first date by reference to which the Market Value was established for the purpose of the related Offer) each Qualifying Employee who has applied for an Option pursuant to the related Offer (provided that he is then an Employee and that his application has not been withdrawn) shall be granted a non-transferable Option at the applicable Option Price and for the applicable duration over the least of:

        4.1.1   the number of Shares which are the subject of such application;

        4.1.2 any lesser number in respect of which such application is accepted in order to ensure, following any scaling down under Rule 4.2, that the total number of Shares over which options are granted pursuant to the related Offer does not exceed any number specified in that Offer;

        4.1.3 the number of Shares over which an Option may be granted under Rule 5.

4.2 If following any Offer, the Company receives valid applications which would result in the total number of Shares over which Options are granted pursuant to that Offer exceeding any maximum number specified in that Offer pursuant to Rule 2.1 or any maximum specified in Rule 5.4, the Directors shall scale down applications by taking at their absolute discretion - any one or more of the following methods steps until the number of Shares available equals or exceeds the number of Shares applied for:

        4.2.1 by selecting applications by lot, each based on the proposed monthly amounts specified in the agreed invitations reduced pro rata to the excess over (pound)10; or

        4.2.2 by treating each election for a bonus as an election for no bonus; or

        4.2.3 by reducing the proposed monthly amounts specified in the invitation pro rata to the excess over(pound)10 to the extent necessary.

        If the number of Shares available is insufficient to enable an Option based on monthly contributions of the minimum monthly amount specified in the Offer to be granted to each Qualifying Employee making a valid application, the Directors may, as an alternative to the above, determine in their absolute discretion that no Options shall be granted.

        If the Directors so determine, the provisions in Rule 4.2.1, 4.2.2 and
        4.2.3 may be modified or applied in any manner as may be agreed in advance with the Inland Revenue.

4.3 No payment shall be required for the grant of any Option. Each Option shall be granted by means of a certificate under the autographic or facsimile signatures of a Director and the Secretary or executed in such other manner as appropriate or as may be required from time to time by legislation or by the Directors.



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5.      LIMITATIONS

5.1 No Option shall be granted to any Qualifying Employee pursuant to any Offer if the monthly amount agreed to be saved in respect of that Option under the Related Savings Contract:

        5.1.1   would be less than the minimum amount specified in the Offer;
                and

        5.1.2 would exceed the maximum monthly contribution as may be permitted pursuant to paragraph 24 of Schedule 9 to the Taxes Act (or such lower monthly maximum contribution as may be determined from time to time by the Directors) when taken together with any monthly contributions he makes under any other Savings Contract related to options.

5.2 No person shall be eligible to receive or exercise an Option at any time when he has (or had within the preceding 12 months) a material interest within the meaning of Section 187(3)(a) of the Taxes Act in (if it is at that time a close company) the Company or in a close company which has control of the Company or is a member of a consortium which owns the Company.

5.3 No Option shall be granted more than 10 years after the date of adoption of the Scheme.

5.4     5.4.1  Subject to Rules 5.4.2 and 5.4.3 below, no Options shall be granted under the Scheme which would, at the time they are granted, cause the number of Shares which may be issued in pursuance of Options granted under the Scheme, or in pursuance of options or other awards made under any other employees' share scheme of the Company, to exceed such number as represents 3% of the ordinary share capital of the Company from time to time.

        5.4.2 The limit at Rule 5.4.1 above shall apply from the date of adoption of the Scheme by the Company until such date as determined by the Directors, which shall not be before 1 June 2002 at the earliest.

        5.4.3  Only those Shares which are capable of being issued before 1
               June 2002 (or such later date as determined by the Directors pursuant to Rule 5.4.2 above) on the exercise of any options or other awards will be relevant for the purposes of calculating the limit in rule 5.4.1 above, and Shares shall not be regarded as being capable of being issued by reason of any provisions in the relevant employees' share schemes under which such options or awards are granted allowing a person to exercise an option or award in circumstances of leaving employment or a change of control of the Company.

6.      EXERCISE OF OPTIONS

6.1 Save as hereinafter provided, an Option may be exercised only during the period of six months commencing on the Relevant Anniversary of the Related Savings Contract; and (notwithstanding any other provision of this Scheme);

        6.1.1   it may only be exercised after such period pursuant to Rule 7.1;
                and

        6.1.2 it may only (save as provided in Rules 7.1, 7.3, 7.4 and 7.8) be exercised by a person who is an Employee at the date of exercise.

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6.2     Save as provided in Rule 7, in the event of an Option Holder ceasing to be an Employee all his Options shall thereupon cease and determine; provided that, for the purposes of this provision and of Rules 7.3, 7.4 and 7.8 no person shall be treated as ceasing to be an Employee until he ceases to be an employee or a director holding a salaried employment or office of the Company or of any company which is controlled by, or is an associated company of, the Company.

6.3 If, before the earliest time when, in accordance with the provisions of the Scheme, an Option Holder may exercise an Option he gives (or is deemed to have given) notice that he intends to stop paying contributions under a Related Savings Contract, such Option shall thereupon cease and determine.

6.4 If an Option Holder is adjudicated bankrupt, any Options held by him shall automatically cease and determine.

7.      RIGHTS OF EXERCISE AND LAPSE OF OPTIONS.

7.1 If an Option Holder dies whilst any Option remains in whole or in part available for future exercise by him, such Option may be exercised in whole or in part at any time during the period of 12 months from the earlier of

        7.1.1   the date of his death; and.

        7.1.2   the Relevant Anniversary of the Related Savings Contract

        To the extent that any Option so exercisable is not exercised within such period, it shall thereupon cease and determine.

7.2 If an Option Holder remains an Employee after he has reached the Specified Age, he may exercise an Option in whole or in part within six months after attaining such age.

7.3     If an Option Holder ceases to be an Employee by reason of:

        7.3.1 injury or disability (evidenced to the satisfaction of the Directors); or

        7.3.2   redundancy; or.

        7.3.3 retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment; or

        7.3.4 his employing company ceasing to be under the Control of the Company or the business or part of a business in which he is employed being transferred to a person who is neither an Associated Company nor a company of which the Company has Control;

        he may exercise any Option in whole or in part within six months thereafter. To the extent that any Option so exercisable is not exercised within such period, it shall thereupon cease and determine.

7.4 If, after the third anniversary of the grant of an Option, an Option Holder ceases to be an Employee by reason of circumstances other than those specified in Rule 7.3 he may within six months of so ceasing exercise any Option in whole or in part. To the extent

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        that any Option so exercisable is not exercised within such period, it shall thereupon cease and determine.

7.5     7.5.1     If, in consequence of any offer made to the holders of
                  Shares, the Directors become aware that the right to cast more than 50 per cent of the votes which may ordinarily be cast on a poll at a general meeting of the Company has or will become vested in the offeror and/or any company controlled by the offeror and/or any person associated with or acting in concert with the offeror, the Directors shall, within 30 days of becoming so aware, notify every Option Holder accordingly.

        7.5.2 An Option Holder shall be entitled at any time during the Change of Control Period to exercise all his Options (whether or not otherwise exercisable) in whole or in part. The Options shall not lapse on the expiry of the Change of Control Period but all Options not exercisable immediately prior to the beginning of the Change of Control Period shall cease to be exercisable on the expiry of the Change of Control Period.

        7.5.3 For the purposes of this Rule 7.5, "Change of Control Period" means the period commencing on the date of the giving of the Directors' notification under this Rule 7.5 and ending three months after that.

        7.5.4 Unless the Directors decide otherwise, the provisions of this Rule 7.5 shall not apply if an Original Shareholder shall become entitled to cast more than 50% of the votes which may ordinarily be cast on a poll at a general meeting of the Company.

7.6 In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Option Committee; provided, however, that if the rights of a Option Holder (or his personal representatives if appropriate) have not otherwise terminated and expired, the Option Holder (or his personal representatives if appropriate) will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation, and the Option Committee may, in the exercise of its sole discretion in such instances, accelerate the date on which any Option becomes exercisable or fully vests and/or declare that any Option shall terminate as of a specified date.

7.7     If any company (the "Acquiring Company"):.

        7.7.1   obtains control of the Company as a result of making:

               (a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have control of the Company; or

               (b) a general offer to acquire all the shares in the Company which are the same class as the ordinary shares which may be acquired by the exercise of Options; in either case ignoring any shares which are already owned by it or a member of the same group of companies; or

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        7.7.2   obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985; or

        7.7.3 becomes bound or entitled to acquire Ordinary Shares under Sections 428 to 430F of the Companies Act 1985 any Option Holder may at any time within the appropriate period as defined in paragraph 15(2) of Schedule 9 to the Taxes Act, by agreement with the Acquiring Company, release his rights under the Scheme in consideration of the grant to him of rights which are equivalent but relate to shares in a different company (whether the Acquiring Company itself or some other company falling within paragraph (b) or (c) of paragraph 10, Schedule 9 of the Taxes Act). New rights will not be equivalent to old rights unless the conditions set out in paragraph 15(3) of
                Schedule 9 to the Taxes Act are satisfied but so that the provisions of the Scheme shall for this purpose be construed as if:-

                (a) the New Option were an option granted under the Scheme at the same time as the Old Option; and

                (b) except for the purposes of the definitions of the Group and Subsidiary in Rule 1, the reference to AP Biotech Inc in the definition of the Company in Rule 1 were a reference to the different company mentioned in this Rule 7.8

7.8 If an Option Holder ceases or has ceased to be an Employee, but at the date of the Relevant Anniversary of the Related Savings Contract is an employee or executive director of any company which is under the control or is an associated company of the Company, he may exercise his Option within 6 months of that date.

7.9 In the event of any conflict between any of the provisions of this Rule 7, the provision which results in the earliest lapsing of the Option in question shall prevail.

8.      EXERCISE OF OPTIONS.

8.1 To exercise an Option in whole or in part, an Option Holder must deliver to the Secretary of the Company a notice in writing specifying the related Repayment Amount and the number of Shares over which the Option is exercised and accompanied by either (a) evidence of the termination of the Related Savings Contract and by payment in full of the aggregate Option Price; or (b) an authority for the Company to terminate the Related Savings Contract on the Option Holder's behalf and receive the Option Price from the proceeds of that contract. The date of such delivery shall constitute the date of such exercise.

8.2 No Option shall be capable of exercise to the extent that the aggregate Option Price on such exercise exceeds the related Repayment Amount less so much thereof as has already been taken into account upon the exercise (in whole or in part) of any Option.

8.3 No Option shall be capable of exercise in part (other than as to the full extent then exercisable) as to an aggregate Option Price of less than(pound)100.

8.4 Subject to Rule 8.5 below, Shares to be issued pursuant to the exercise of an Option shall be allotted within 30 days of the Option Exercise Date and the Directors shall procure


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        that Shares to be transferred pursuant to the exercise of an Option shall be transferred within 30 days following the Option Exercise Date.

8.5     8.5.1     All allotments, issues and transfers of Shares will be
                  subject to such consents (if any) of H M Treasury or other authorities as may for the time being be necessary and it shall be the responsibility of the Option Holder to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

        8.5.2 In a case where any company which is a Member of the Group is obliged to (or would suffer a disadvantage if it were not to) account for any tax (in any jurisdiction) for which the person exercising an option is liable by virtue of the exercise of the option and/or for any social security contributions recoverable from the person in question (together, the "Tax Liability"), no Shares shall be issued or allotted following the exercise of the Option unless that person has either:

                  (a) made a payment to the Group Company of an amount equal to the Tax Liability; or

                  (b) entered into arrangements acceptable to that or another Group Company to secure that such a payment is made (whether by authorising the sale or some or all of the shares on his behalf and the payment to the Group Company of the relevant amount out of the proceeds of sale or otherwise).

8.6 If, under the terms of a resolution passed or an announcement made by the Company prior to the Option Exercise Date, a dividend is to be or is proposed to be paid to holders of Shares on the register on a date prior to such Option Exercise Date, the Shares to be issued upon such exercise will not rank for such dividend. Subject as aforesaid the Shares so to be issued shall be identical and rank pari passu in all respects with the fully paid Shares in issue on the Option Exercise Date.

8.7 Where Shares are to be transferred to an Option Holder, he shall be entitled to any rights attaching to Shares by reference to a record date on or after the date of the Option Exercise Date.

8.8 Subject to Rule 8.9, where an Option is to be satisfied by the transfer of Shares by the Trustees any monies received by the Company shall be as agent for the Trustees PROVIDED THAT if at any time of exercise:

        8.8.1 an offer (which has not lapsed or been withdrawn) has been made (and the offer is recommended, or if not recommended, the Option is exercised not earlier than seven days before the first closing date of the offer) to acquire the whole or part of the share capital of the Company (with or without exceptions for persons connected with or acting in concert with the offeror or for shares held by such persons) such that if the offer is completed the person making the offer will obtain control of the Company, whether or not such offer has become or has been declared unconditional; or

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        8.8.2   an application has been made (and the application has not been withdrawn or rejected by the Court) to the Court under Section 425 of the Companies Act 1985 to sanction a compromise or arrangement proposed for the purpose of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies;

                then such payments shall be made to the Company as principal.

8.9 Notwithstanding the provisions of Rule 8.8 above on the exercise of any Option the exercise of which is to be satisfied by the transfer of Shares from an employee benefit trust established by the Company or any company within the same group of companies as the Company (other than a trust qualifying as a qualifying employee share ownership trust for the purposes of the Finance Act 1989), the monies paid for Shares on exercise should be payable to such companies, individual or individuals as the Board may from time to time direct.

9.      VARIATIONS

9.1     Upon the occurrence of a Relevant Event:.

        9.1.1 the number or nominal amount of Shares comprised in each Option; and/or.

        9.1.2   the Option Price;

        may be adjusted in such manner as the Directors may deem appropriate subject to the prior approval of the Inland Revenue and to the written concurrence of the Auditors that in their opinion the adjustments proposed are fair and reasonable. Adjustments may take effect from the date of the Relevant Event. No increase shall be made in the aggregate Option Price in relation to any Option.

9.2 This Rule 9.2 applies where an adjustment under Rule 9.1 above would have the effect of reducing the Option Price to less than the nominal value of a Share. Where an Option subsists over both issued and unissued Shares the adjustment may only be made if the reduction of the Option Price of Options over issued and unissued Shares can be made to the same extent. Any adjustment reducing the option price of unissued shares to less than nominal value shall only be made if and to the extent that the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Ordinary Shares in respect of which the Option is exercisable exceeds the adjusted Option Price. The Board may apply such sum in paying up such amount on such Ordinary Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

9.3 Options may be adjusted, following variations in the share capital of the Company, other than those specified in Rule 9.1 but only with the prior approval by Ordinary resolution of the members of the Company in general meeting. Any such adjustments shall be made in accordance with Rules 9.1 and 9.2 inclusive.

9.4 Notice of any adjustment made pursuant to this Rule shall be given to all Option Holders.



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10.     ADMINISTRATION

10.1 Any notice or other document which the Company is required or may desire to give to any Option Holder pursuant to this Scheme shall be sufficiently given if delivered to him (if he is still an Employee) at his place of work or sent through the post in a pre-paid cover addressed to the Option Holder at his address last known to the Company and if so sent shall be deemed to have been duly given on the date of posting. Any document so sent to an Option Holder shall be deemed to have been duly delivered notwithstanding that he be then deceased (and whether or not the Company has notice of his death) except where his legal personal representatives have established their title to the satisfaction of the Company and supplied to the Company an address to which documents are to be sent.

10.2 Option Holders not otherwise entitled thereto shall be sent copies of all notices and (so far as appropriate) other documents sent by the Company to its shareholders generally.

10.3 The Directors shall have power from time to time to make or vary regulations for the administration and operation of this Scheme provided that such regulations are not inconsistent with the provisions of this Scheme.

11.     GENERAL

11.1 The Directors shall at all times keep available for issue such authorised and unissued Shares as may be required to meet all Options under which Shares may be subscribed or to procure that sufficient Shares are available for transfer to satisfy all Options under which Shares may be acquired.

11.2 The decision of the Directors in any dispute or question affecting any Option Holder shall be final and conclusive subject to the concurrence of the Auditors whenever required under the provisions of this Scheme.

11.3 The Company in General Meeting or the Directors may at any time resolve to terminate this Scheme in which event no further Options shall be granted but the provisions of this Scheme shall in relation to Options then subsisting continue in full force and effect.

11.4 The rights and obligations of any individual under the terms of his office or employment with the Company or any member of the Group shall not be affected by his participation in the Scheme or any right which he may have to participate therein, and an individual who participates therein thereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or from the loss or diminution in value of such rights or entitlements.

12.     ALTERATIONS TO THIS SCHEME

12.1 This Scheme may be altered by the Directors from time to time in any manner subject to the following provisions:

        12.1.1 if the approved status of the Scheme is to be maintained no amendment or alteration made to the Scheme after it has become an Approved Scheme shall have effect unless and until such amendment has been approved by the Board of the Inland Revenue; and

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


        12.1.2 no alteration shall be effective to abrogate or alter adversely any of the subsisting rights of Option Holders except with the consent or sanction of the Option Holders.

13.     GOVERNING LAW

        The Scheme and all Options shall be governed by and construed in accordance with English law.


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